Exhibit 32.1

CERTIFICATION PURSUANT TO

18 USC. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-K of Claire’s Stores, Inc. (the “Company”) for the fiscal year ended February 1, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James D. Fielding, Chief Executive Officer of the Company, hereby certify, pursuant to 18 USC. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ James D. Fielding
James D. Fielding
Chief Executive Officer
April 2, 2014